AMBASE CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 4, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

The undersigned revoking all prior proxies, hereby appoints Richard A. Bianco and John Ferrara and each of them, with full power of substitution, as proxies to represent and vote, as designated on the reverse, all shares of Common Stock of AmBase Corporation (the "Company"), held or owned by the undersigned on April 15, 2015, at the Annual Meeting of Stockholders of the Company, to be held on Thursday, June 4, 2015 at 9:00 a.m. Eastern Time, at the Hyatt Regency Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 and at any adjournment(s) or postponement(s) thereof, with all powers which the undersigned would possess if personally present, and in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE USED IN CONNECTION WITH THE PROPOSALS ABOVE AS SPECIFIED BY YOU.  IF NO SUCH SPECIFICATION IS MADE, THIS PROXY WILL BE USED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS FOR THESE PROPOSALS.

Continued and to be Signed on Reverse Side

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here X
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the Election of Director:	For The Nominee ☐	Withhold Authority for Nominee ☐

1.	Election of Director

01
Alessandra F. Bianco

The Board of Directors recommends you vote FOR proposal 2		For	Against	Abstain

2.	Approval of the appointment of MARCUM LLP as the Company's Independent Registered Public Accounting Firm for the calendar year 2015.	❑	❑	❑

The Proxy will be used in connection with the proposals above as specified by you.  If no specification is made, the Proxy will be used in accordance with the Directors' recommendations, for these proposals.

NOTE:  Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.  The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

NOTE:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Signature of Stockholder	Date	Signature of Stockholder	Date

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

AMBASE CORPORATION
To Be Held On:
Thursday, June 4, 2015 at 9:00 a.m.
the Hyatt Regency Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one.  There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below before May 15, 2015.

Please visit http://www.astproxyportal.com/ast/00183, where the following materials are available for view:

		•Notice of Annual Meeting of Stockholders •Proxy Statement •Form of Electronic Proxy Card •Annual Report on Form 10-K

TO REQUEST MATERIAL:		TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE:  To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone.  You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

		IN PERSON: You may vote your shares in person by attending the Annual Meeting.

		TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

		MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF DIRECTOR		THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 2.
1.	Election of Director	2.	Approval of the appointment of Marcum LLP as the Company's Independent Registered Public Accounting Firm for the calendar year 2015.
	NOMINEE:

	Alessandra F. Bianco

Please note that you cannot use this notice to vote by mail.